Exhibit 10.35

Execution version

PREMIUM SINO FINANCE LIMITED

SINOTECH ENERGY LIMITED

SUPERPORT LIMITED

INTERNATIONAL PETROLEUM SERVICES CORPORATION LIMITED

MR. LIU QINGZENG

SECOND SUPPLEMENTAL INSTRUMENT TO INSTRUMENT CONSTITUTING TRANCHE B WARRANTS

THIS SECOND SUPPLEMENTAL INSTRUMENT is entered into by way of a deed poll on the 11 day of October 2010

BY:

(1)           PREMIUM SINO FINANCE LIMITED, a BVI Business Company incorporated and existing under the laws of the British Virgin Islands with registration number 607520 (the “Issuer”);

(2)           SINOTECH ENERGY LIMITED, a Cayman Islands exempted company incorporated and existing under the laws of the Cayman Islands with registration number 241866 (the “Listco”);

(3)           SUPERPORT LIMITED, a BVI Business Company incorporated and existing under the laws of the British Virgin Islands with registration number 1525496 (“Holdco”);

(4)           INTERNATIONAL PETROLEUM SERVICES CORPORATION LIMITED, a company incorporated and existing under the laws of Hong Kong with registration number 1165755 (“Parentco”); and

(5)           MR. LIU QINGZENG, (), with passport number G27332374 issued by the People’s Republic of China (the “Founder”).

IN FAVOUR OF

(6)           THE WARRANT HOLDERS (as defined below);

(7)           THE INITIAL BENEFICIAL HOLDERS (as defined below);

(8)           THE ADDITIONAL INITIAL BENEFICIAL HOLDERS (as defined below); and

(9)           THE BENEFICIAL HOLDERS (as defined below).

WHEREAS:

A.            The Issuer, Parentco, Holdco and the Founder executed an instrument by way of deed poll (the “Principal Instrument”) dated 8 January 2010 constituting the Warrants and, together with Listco, executed a supplemental instrument dated on or about 9 October 2010 (the “First Supplemental Instrument”), in order to permit the proposed change in the structure of the Group (as it existed on the date of the First Supplemental Instrument) and facilitate the QIPO on a US Stock Exchange (the Principal Instrument, as amended and restated pursuant to the First Supplemental Instrument, being the “Current Instrument”).

B.            The Issuer and the Deutsche Bank, AG executed a Warrant Agency Agreement dated 12 January 2010 (“Warrant Agency Agreement”) pursuant to the Principal Instrument appointing Deutsche Bank, AG as Administration Agent and Calculation Agent in respect of the Warrants.

C.            Under the Principal Instrument, the Issuer issued 538,462 Warrants representing a Total Entitlement of 5.38462%.

D.            The Issuer wishes to amend certain of the terms of the Warrants contained in the Current Instrument in connection with a proposed Qualifying IPO on a US Stock Exchange (subject to the requisite Warrant Holders’ consents) pursuant to this Second Supplemental Instrument (the “Second Supplemental Instrument”).

THIS INSTRUMENT WITNESSES as follows:

1.           INTERPRETATION

All words and expressions defined in the Current Instrument shall where the context so requires and admits have the same meaning in this Second Supplemental Instrument and the principles of interpretation specified in Clauses 1.2 to 1.8 of the Current Instrument shall where the context so requires and admits also apply to this Second Supplemental Instrument.  In addition, in this Second Supplemental Instrument the following expressions have the following meanings:

“Proposed QIPO” means the currently contemplated Qualifying IPO on a US Stock Exchange.

“Relevant Amendments” means the amendments to the Current Instrument described in Clause 2.1 of this Second Supplemental Instrument.

“Warrant Holders’ Consent” means the terms of the Unanimous Written Consent given or to be given by the Warrant Holders under the Current Instrument pursuant to which the Relevant Amendments are approved.

2.           AMENDMENTS

2.1         The Current Instrument (including, for the avoidance of doubt, the Warrants constituted and issued under the Current Instrument prior to the date of this Second Supplemental Instrument), shall (subject to receipt of Warrant Holders’ Consent and to Clause 2.3) with effect from the date of this Second Supplemental Instrument, stand amended as follows:

2.1.1         in respect of the Proposed QIPO, the Issuer agrees that in connection with any Warrant Holder’s exercise of its Purchase Rights in accordance with the Current Instrument, such Warrant Holder shall be entitled at its option to defer payment of the relevant aggregate Purchase Price payable to the Issuer in respect of the relevant Warrant Shares from the relevant Exercise Date to the date falling 5 Business Days after the date on which the facilities advanced pursuant to the Facility Agreement are repaid in full by the relevant members of the Group following the relevant Qualifying IPO in accordance with the Facility Agreement (the “Facility Repayment”); and

2.1.2          each exercise of Warrants by a Warrant Holder otherwise effected in accordance with the Current Instrument in contemplation of the Proposed QIPO shall be deemed to be a valid exercise notwithstanding the Exercising Warrant Holder does not pay the relevant Purchase Price on the relevant Exercise Date, provided that such Purchase Price shall become due and payable to the Issuer with effect from the Facility Repayment.

2.2         The Relevant Amendments shall only be effective in respect of the Proposed QIPO.  If the QIPO Date in respect of the Proposed QIPO has not occurred by 31 December 2010 then the Relevant Amendments shall cease to have effect from such date and the Current Instrument shall continue in full force and effect as if the Relevant Amendments had never been made.

2.3         This Second Supplemental Instrument is supplemental to the Current Instrument.

2.4         Subject to the amendments to be effected to the Current Instrument and the Warrants hereunder (and subject to Clause 2.3 above), the Current Instrument and the Warrants shall remain in full force and effect and the Current Instrument and this Second Supplemental Instrument shall be read and construed together as one instrument.

3.           NOTICES

3.1         A memorandum of this Second Supplemental Instrument shall be endorsed on the original of the Current Instrument by the Administration Agent and on the Warrant Certificates.

3.2         Any notice to be given for the purposes of this Second Supplemental Instrument shall be given in accordance with the provisions of paragraph 3 of Schedule 5 (Register, Transfers and Notices) of the Current Instrument.

4.           FURTHER ASSURANCE

The Issuer, the Listco and the Warrant Guarantors jointly and severally undertake to execute all such other documents and comply with all such other requirements necessary to effect the amendments contemplated hereby and any other matter incidental thereto.

5.           GOVERNING LAW AND JURISDICTION

5.1         Governing law

This First Supplemental Instrument is governed by and shall be construed in accordance with Hong Kong law.

5.2         Jurisdiction

5.2.1         The courts of Hong Kong shall have non-exclusive jurisdiction to settle any dispute arising from or connected with this Second Supplemental Instrument including, without limitation, a dispute regarding the existence, validity or termination of this Instrument or the consequences of its nullity (a “Dispute”).

5.2.2         The parties agree that the courts of Hong Kong are the most appropriate and convenient forum to settle any Dispute and, accordingly, they will not argue to the contrary.

5.2.3          No Warrant Holder shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction.  To the extent allowed by law, the

Warrant Holders may take concurrent proceedings in any number of jurisdictions.

5.3         Service of proceedings

Each of the Issuer, the Listco, each Warrant Guarantor and the Founder agrees that the documents which start any proceedings relating to a Dispute (“Proceedings”) and any other documents required to be served in relation to those Proceedings on the Issuer, the Listco, each Warrant Guarantor and the Founder (as the case may be) may be served on International Petroleum Services Corporation Limited of 1/F., Sunning Plaza, 10 Hysan Avenue, Causeway Bay, Hong Kong, on behalf of the Issuer, the Listco, each Warrant Guarantor (that is not incorporated in Hong Kong) and the Founder in accordance with Clause 3 (Notices), and each of the Issuer, the Listco, each Warrant Guarantor (that is not incorporated in Hong Kong) and the Founder irrevocably appoints such Person as its agent to accept service of Proceedings.  These documents may, however, be served in any other manner allowed by law.  This Clause applies to all Proceedings wherever started.

6.           EFFECT

This Second Supplemental Instrument shall take effect as a deed poll, and shall take effect for the benefit of the Warrant Holders and the Beneficial Holders from time to time, and (in relation to any provision that is expressed for the benefit of or purports to grant any right to the Arranger) the Arranger.

IN WITNESS WHEREOF this Second Supplemental Instrument has been executed by the Issuer, the Listco, Parentco, Holdco and the Founder as a deed poll and is intended to be and is hereby delivered on the date first above written.

EXECUTION

THE ISSUER

EXECUTED AS A DEED by

PREMIUM SINO FINANCE LIMITED

/s/ Liu Qingzeng

(Name of Authorized Signatory)

Name: Liu Qingzeng

Title:	Director

in the presence of:

/s/ Zheng Yao

(Name of witness)

Name: Zheng Yao

Address: No. 19 Ronghua South Road, Beijing Eco-Tech Development Area, Beijing 100176, P.R.C.

EXECUTION

THE COMPANY

EXECUTED AS A DEED by

SINOTECH ENERGY LIMITED

/s/ Liu Qingzeng

(Name of Authorized Signatory)

Name: Liu Qingzeng

Title:	Director

in the presence of:

/s/ Zheng Yao

(Name of witness)

Name: Zheng Yao

Address: No. 19 Ronghua South Road, Beijing Eco-Tech Development Area, Beijing 100176, P.R.C.

EXECUTION

HOLDCO

EXECUTED AS A DEED by

SUPERPORT LIMITED

/s/ Liu Qingzeng

(Name of Authorized Signatory)

Name: Liu Qingzeng

Title:	Director

in the presence of:

/s/ Zheng Yao

(Name of witness)

Name: Zheng Yao

Address: No. 19 Ronghua South Road, Beijing Eco-Tech Development Area, Beijing 100176, P.R.C.

EXECUTION

PARENTCO

THE COMMON SEAL OF

INTERNATIONAL PETROLEUM

SERVICES CORPORATION LIMITED

was hereto affixed

in the presence of:

/s/ Nicolas Tang

(Name of witness)

Name:	Tang Nicolas Tze Hao

Address: Sidley Austin Hong Kong SAR

EXECUTION

THE FOUNDER

SIGNED, SEALED AND DELIVERED AS

A DEED by

/s/ Liu Qingzeng

(Name of Authorized Signatory)

Name: Liu Qingzeng

in the presence of:

/s/ Zheng Yao

(Name of witness)

Name: Zheng Yao

Address: No. 19 Ronghua South Road, Beijing Eco-Tech Development Area, Beijing 100176, P.R.C.